SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

In February 2016, we paid a cash distribution of $0.5775 per unit in respect of the three months ended December 31, 2015.

In April 2016, we entered into a new $800.0 million senior secured credit facility (the “$800 million credit facility”) which will refinance the bank debt secured by seven of our existing vessels and provide the remaining part of the cash purchase price for the acquisition of the Golar Tundra. The vessels included in this facility are the Methane Princess, the Golar Spirit, the Golar Winter, the Golar Grand, the Golar Maria, the Golar Igloo and the Golar Freeze. The new credit facility has a five year term and consists of a $650.0 million term loan facility and a $150.0 million revolving credit facility. It is repayable in quarterly installments with a total final balloon payment of $440.0 million in 2021. The facility is provided by a syndicate of banks and bears interest at LIBOR plus a margin broadly in line with the average margin of our existing bank credit facilities, as well as a commitment fee on undrawn amounts. Please see note 31.

On April 25, 2016, we declared a cash distribution of $0.5775 per unit in respect of the three months ended March 31, 2016, payable on May 13, 2016, to unitholders of record as of May 6, 2016.